

PLUMAS BANCORP

INVESTOR PRESENTATION

UPDATED THROUGH DECEMBER 31, 2023

PLUMAS BANCORP

Forward Looking Statements Disclaimer



The statements contained herein that are not historical facts are forward-looking statements based on management's current expectations and beliefs concerning future developments and their potential effects on the Company. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond our control. There can be no assurance that future developments affecting us will be the same as those anticipated by management. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. These risks and uncertainties include, but are not limited to, the following: the strength of the United States economy in general and the strength of the local economies in which we conduct operations; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market and monetary fluctuations on the Company's business condition and financial operating results; the impact of changes in financial services industry policies, laws and regulations; technological changes; weather, natural disasters and other catastrophic events that may or may not be caused by climate change and their effects on economic and business environments in which the Company operates; the impact of a slowing U.S. economy on the performance of our loan portfolio, the market value of our investment securities, the availability of sources of funding and the demand for our products; adverse developments with respect to U.S. or global economic conditions and other uncertainties, including the impact of supply chain disruptions, inflationary pressures and labor shortages on the economic recovery and our business; the impacts of international hostilities or geopolitical events; the costs or effects of mergers, acquisitions or dispositions we may make, whether we are able to obtain any required governmental approvals in connection with any such mergers, acquisitions or dispositions, and/or our ability to realize the contemplated financial business benefits associated with any such activities; the regulatory and financial impacts associated with exceeding $1 billion in total assets; the negative impact on our reputation and profitability in the event customers experience economic harm or in the event that regulatory violations are identified; the ability to execute our business plan in new lending markets; the future operating or financial performance of the Company, including our outlook for future growth and changes in the level of our nonperforming assets and chargeoffs; the appropriateness of the allowance for credit losses, including the timing and effects of the implementation of the current expected credit losses model; any deterioration in values of real estate, both residential and commercial; the effectiveness of the Company's asset management activities in improving, resolving or liquidating lower-quality assets; the effect of changes in accounting standards and practices; possible other-than-temporary impairment of securities held by us due to changes in credit quality or rates; changes in consumer spending, borrowing and savings habits; our ability to attract and maintain deposits and other sources of liquidity; the effects of changes in the level or cost of checking or savings account deposits on our funding costs and net interest margin; changes in the financial performance and/or condition of our borrowers; our noninterest expense and the efficiency ratio; competition and innovation with respect to financial products and services by banks, financial institutions and nontraditional providers including retail businesses and technology companies; the challenges of integrating and retaining key employees; the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber-attacks and the cost to defend against such attacks; breaches in data security, including as a result of work from home arrangements; failure to safeguard personal information; change to U.S. tax policies, including our effective income tax rate; the effect of a fall in stock market prices; the transition away from the London Interbank Offered Rate; and our ability to manage the risks involved in the foregoing. Additional factors that could cause results to differ materially from those described above can be found in our Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the Securities and Exchange Commission (the "SEC") and all subsequent filings with the SEC under Sections 13(a), 13(c), 14, and 15(d) of the Securities Act of 1934, as amended. Such filings are also available in the "Investor Relations" section of our website, https://www.ir.plumasbank.com and in other documents we file with the SEC. Annualized, pro forma, projections and estimates are not forecasts and may not reflect actual results. We undertake no obligation (and expressly disclaim any such obligation) to update or alter our forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Index



Overview	4
Management Team	5
Business Model	6
Net Income	8
Non-Interest Income	9
Share Price Returns	10
Stock Price	11
Sales Leaseback Transaction	12
Deposit Trends and Current Composition	14
Deposit Detail	15
Liquidity	16
Loan Trends and Current Composition	17
Diversification of CRE Loans by Property Type	18
Geographic Distribution of CRE Loans	19
Agricultural Loans	20
Indirect Automobile Loans	21
Fourth Quarter 2023 Financial Highlights	23
2023 Financial Highlights	24
2023 Financial Highlights – Five Year	25
Recent Expansion Strategy	26
Strengths & Challenges	27
Recent Awards	28



Carson Valley

Overview

NASDAQ Symbol: PLBC

Total Assets: $1.6 billion

Headquartered: Reno, NV

Bank Branches: 15

Year Established: 1980

PLUMAS BANCORP



Redding
Anderson
Red Bluff
Corning
Orland
Chico
Paradise
Willows
Oroville
Yuba City
Williams
Colusa
Roseville
Sacramento
Folsom
Placerville
Reno
Carson City
Tahoe
Truckee
Grass Valley
Quincy
Portola
Chester
Westwood
Susanville
Alturas
Burney
Fall River Mills
McArthur
Bieber
Modoc National Forest
Lassen National Forest
Tahoe National Forest
Shasta-Trinity National Forest
Klamath National Forest
Six Rivers National Forest
Mendocino National Forest
Sheldon National Antelope Refuge
Pyramid Lake
Eureka
Fort Bragg
Mendocino
Ukiah
Fernley
Fallon
Yerington
Weaverville
Herlong

PLUMAS BANCORP

Plumas Bank Leadership



Indian Valley

Andrew Ryback



President & CEO
Years at Plumas Bank – 22

Richard Belstock



EVP Chief Financial Officer
Years at Plumas Bank – 17

BJ North



EVP Chief Banking Officer
Years at Plumas Bank - 15

Aaron Boigon



EVP Chief Information Officer
Years at Plumas Bank - 10

Jeff Moore



EVP Chief Credit Officer
Years at Plumas Bank - 5

PLUMAS BANCORP

Business Model

- Branch network of 15 full-service branches and 2 lending offices.
- Retail banking with emphasis on personalized relationships alongside online, mobile, and remote services.
- Enhanced lending platform for increased efficiency and rapid decisioning.
- Lending services include:
  - Business - term real estate, commercial, industrial term
  - Agricultural
  - Government-guaranteed
  - Retail - consumer, home equity


OREGON
KLAMATH FALLS
CALIFORNIA
ALTURAS
FALL RIVER MILLS
REDDING
SUSANVILLE
5
CHESTER
GREENVILLE
QUINCY
CHICO
PORTOLA
NEVADA
ELKO
80
RENO
TRUCKEE
KINGS BEACH
TAHOE CITY
CARSON CITY
YUBA CITY
AUBURN
80
Focus on small to middle market businesses.



Milky Way above Bonsai Rock

The Big Picture



Frazier Creek

- Increase of 13% in 2023
- Net Interest Income increased by $11.3 million
- 2023 Net Interest Margin of 4.71% driven by higher rates, strategic investments, and low cost of funds.

PLUMAS BANCORP


Net Income
Thousands
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
$15,512
$14,475
$21,009
$26,444
$29,776
2019
2020
2021
2022
2023



North Shore Lake Tahoe

- Non-Interest Income streams comprised primarily of:
    - Interchange revenue
    - Service charges on deposit accounts
    - Loan servicing fees
- Gain on sale of SBA loans declined due to reduced variable rate production in high-rate environment.
- SBA Production in 2023 consisted mostly of fixed rate loans which were portfolioed.

PLUMAS BANCORP



Non-Interest Income
Thousands
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
2019
2020
2021
2022
2023
$2,695
$2,374
$867
$760
$1,439
$2,323
$2,568
$1,344
$841
$1,387
$2,349
$3,279
$1,008
$852
$1,228
$2,464
$3,401
$2,696
$893
$1,596
$2,789
$3,419
$234
$900
$3,380
Srvc Chrgs on Dpst Accnts
Interchange Revenue
Gain on Sale of SBA 7a Loans
Loan Srvc Fees
Other Income

*One-time gain of $1,707 included in 2023 "Other Income".



Eureka Peak

- ROE of 23.4% in 2023 continues growth trend driven by strong earnings and efficient use of capital.
- PLBC price return outperformed NASDAQ Bank (IXBK) over past three years.

PLUMAS BANCORP

Share Price Returns



45.0%
35.0%
25.0%
15.0%
5.0%
-5.0%
-15.0%
-25.0%
2019
2020
2021
2022
2023
16.2%
21.2%
23.7%
-10.9%
-10.6%
18.4%
43.8%
39.7%
13.7%
9.7%
-18.4%
-21.6%
11.6%
15.1%
-6.7%
PLBC Price Return
Russell 2000 Price Return
NASDAQ Bank Price Return



Lake Tahoe

- CAGR of 12.7% on stock price over the past five years as of 12/31/23
- Attributable to:
  - Low-cost core deposit base
  - Strong non-interest income streams
  - Capital management
  - Margin growth
  - Increasing quarterly dividends

PLUMAS BANCORP

Stock Price to Earnings per Share



14
12
10
8
6
4
2
0
11.9
12.73
11.47
9.95
7.87
9
8.39
8.85
8.18
8.14
12/31/2019
12/31/2020
12/31/2021
12/31/2022
12/31/2023
Plumas Bancorp
CA Banks $1B-$5B

PLUMAS BANCORP

Sale Leaseback Transaction

- Transaction will involve sale of up to 12 properties for a total of $33.6 million.
- Lease agreements will have 15-year initial terms with one 15-year renewal option.
- Transaction gain of approximately $27 million would likely be offset by recognition of securities portfolio losses.
- First full year of rent expense will be approximately $3.1 million and increase 2% annually during the initial term.
- The transaction is expected to close in 1Q24.



Lassen National Park

Deposits and Loans

PLUMAS BANCORP

Deposit Trends and Current Composition

- All core, no brokered deposits



Millions
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$747
$974
$1,439
$1,458
$1,334
Dec. 31, 2019
Dec. 31, 2020
Dec. 31, 2021
Dec. 31, 2022
Dec. 31, 2023

- Average interest-bearing deposit rate was 0.67% for the year ended December 31, 2023.



Time
7%
Money Market
16%
Non-Interest
Bearing
52%
Savings
25%

Balances as of Dec. 31, 2023

Deposit Detail



Consumer vs Business Accounts
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
71%
29%
58%
42%
36%
64%
50%
50%
Savings
Money Market
DDA
Total
Business
Consumer



Rate by Product
Rates year ended December 31, 2023
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0.21%
0.60%
2.10%
0.55%
Savings
Money Market
Time
Total

Balances as of Dec. 31, 2023

PLUMAS BANCORP

Liquidity

- No deposit concentrations. Average deposit balance was approximately $34 thousand at 12/31/23.
- Largest unsecured deposit accounts are collateralized with investments.
- All investment securities are Available-For-Sale, no Held-to-Maturity.
- Remaining borrowing lines available via:
  - FHLB: $215 million
  - Correspondent banks: $70 million
  - FRB's Bank Term Lending Program: $27 million
- Cash, unpledged AFS investments, and borrowing lines totaling more than $602 million are more than sufficient to cover uninsured, uncollateralized deposits.



Deposits (in millions)
$85
$331
$856
Insured
Uninsured
Uninsured but Collateralized

Balances as of Dec. 31, 2023

Loan Trends and Current Composition

- Record level of loan balances
- Portfolio average yield was 5.89% for the year ended December 31, 2023.



Millions
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
$618
$709
$839
$912
$959
Dec. 31, 2019
Dec. 31, 2020
Dec. 31, 2021
Dec. 31, 2022
Dec. 31, 2023



Home Equity Lines 4%
RE/Residential 1%
RE/Construction 6%
Commercial 8%
CRE/Multi Family 10%
Indirect Auto 10%
Agricultural 14%
CRE/Owner 19%
CRE/Investor 27%

Balances as of Dec. 31, 2023

Diversification of Commercial Real Estate Loans by Property Type

PLUMAS BANCORP



120,000,000.00
100,000,000.00
80,000,000.00
60,000,000.00
40,000,000.00
20,000,000.00
-
Multi Family
Retail
Mixed Commercial Real Estate
Investor Owned Office
Hospitality
Mini Storage Facilities
Industrial
Mixed Commercial & Residential
Other Special Purpose
Gas Stations
Residential
Senior Care Facility
Owner Occupied Office
Restaurants
Medical Buildings
Other
CRE
SBA 504
SBA 7a

Includes CRE/Investor, CRE/Owner and CRE/Multifamily

Balances as of Dec. 31, 2023

Geographic Distribution of Commercial Real Estate Loans

PLUMAS BANCORP

CALIFORNIA AND NEVADA ECONOMIC REGIONS



OREGON
IDAHO
HUMBOLDT
ELKO
PERSHING
WASHOE
CALIFORNIA
CHURCHILL
LANDER
EUREKA
WHITE PINE
UTAH
LYON
MINERAL
NYE
ESMERALDA
LINCOLN
CALIFORNIA
CLARK
ARIZONA

CRE DISTRIBUTION BY REGION*

29% - NV - Western (pale green)

20% - CA - Greater Sacramento (yellow)

16% - CA - Northern Sacramento Valley (light green)

13% - CA - Northern (dark green)

6% - CA - San Joaquin Valley (chartreuse green)

5% - CA - Central Coast (orange)

4% - CA - Bay Area (pink)

2% - CA - Southern (blue)

2% - CA - Central Sierra (tan) & Southern Border (magenta)

1% - OR

2% - Other – NV (lavender, orange & pink), AZ, CO, WA

* Includes CRE/Investor, CRE/Owner and CRE/Multifamily

Balances as of Dec. 31, 2023

Agricultural Loans

- Agricultural lending balances represented 13.5% of total loans as of 12/31/23.
- Agricultural loans increased by $6.5 million to $129 million at 12/31/23, from 12/31/22.
- Ag lending portfolio comprised of:
  - Cattle
  - Hay
  - Orchard Crops (Fruits and Nuts)
  - Rice



Ag Lending Balances
Ag Equipment
5%
Ag Operating
26%
Ag Real Estate
69%

Balances as of Dec. 31, 2023

Indirect Automobile Loans

Dealer Loan Program discontinued in early 4Q23 based upon:

- Lower yield when compared to alternative lending products.
- Generates charge-offs in excess of our other lending products.
- Continuation of the program would require additional investment in specialized software.
- Elevated compliance risk compared to commercial lending products.
- Collection related expenses exceed those of other lending products.

- Total automobile loans - $98.1 million
- Average balance - $29.3 thousand
- Average term at origination - 6.4 years
- Average FICO at origination - 749
- Delinquent loans as a percent of total by dollars – 2.85%

BALANCE BY LOAN TYPE


Used Vehicle
New Vehicle
53%
47%

Balances as of Dec. 31, 2023



Sunset on Lake Tahoe

Financial Recap

PLUMAS BANCORP

Fourth Quarter 2023 Financial Highlights



Lake Tahoe

Dollars in thousands (Except per share)	12/31/2023	12/31/2022	Change	% Change
Net Income	$ 7,521	$ 7,818	$ (297)	(3.8%)
Income Before Tax	$ 10,142	$ 10,546	$ (404)	(3.8%)
Net Interest Income	$ 17,667	$ 17,351	$ 316	1.8%
Net Interest Margin	4.74%	4.45%	0.29%	6.5%
ROAA	1.87%	1.88%	(0.01%)	(0.5%)
ROAE	23.9%	27.9%	(4.0%)	(14.3%)
Diluted EPS	$ 1.27	$ 1.32	$ (0.05)	(3.8%)

PLUMAS BANCORP

2023 Financial Highlights



Whitehawk Ranch

Dollars in thousands (Except per share)	12/31/2023	12/31/2022	Change	% Change
Assets	$ 1,610,416	$ 1,621,044	$ (10,628)	(0.7%)
Deposits	$ 1,333,655	$ 1,457,809	$ (124,154)	(8.5%)
Loans	$ 958,564	$ 911,949	$ 46,615	5.11%
Loans held for sale	$ 0	$ 2,301	$ (2,301)	(100%)
Net Income	$ 29,776	$ 26,444	$ 3,332	12.6%
Income Before Tax	$ 40,211	$ 35,669	$ 4,542	12.7%
Net Interest Income	$ 69,794	$ 58,509	$ 11,285	19.3%
Net Interest Margin	4.71%	3.82%	0.89%	23.3%
ROAA	1.88%	1.61%	0.27%	16.8%
ROAE	23.4%	21.9%	1.5%	6.8%
Book Value per Share	$ 25.09	$ 20.34	$ 4.75	23.4%
Diluted EPS	$ 5.02	$ 4.47	$ 0.55	12.3%

PLUMAS BANCORP

2023 Financial Highlights – Five Year



Cave Rock Beach, Lake Tahoe

Dollars in thousands (Except per share)	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19	%
Assets	$ 1,610,416	$ 1,621,044	$1,614,074	$1,111,576	$ 865,191	86%
Deposits	$ 1,333,655	$ 1,457,809	$1,438,999	$ 973,974	$ 747,324	78%
Loans	$ 958,564	$ 911,949	$ 838,587	$ 709,246	$ 617,561	55%
Loans held for sale	$ 0	$ 2,301	$ 31,277	$ 693	$ 2,123	(100%)
Nonperforming assets/total assets	0.33%	0.07%	0.33%	0.27%	0.33%	0%
Net Income	$ 29,776	$ 26,444	$ 21,009	$ 14,475	$ 15,512	92%
Net Interest Margin	4.71%	3.82%	3.63%	4.02%	4.75%	(0.8%)
Efficiency ratio	46.6%	46.9%	46.8%	50.6%	49.9%	(6.6%)
ROAA	1.88%	1.61%	1.52%	1.43%	1.82%	3.3%
ROAE	23.4%	21.9%	17.8%	15.5%	20.2%	15.8%
Book Value per Share	$ 25.09	$ 20.34	$ 23.05	$ 19.33	$ 16.36	53%
Diluted EPS	$ 5.02	$ 4.47	$ 3.76	$ 2.77	$ 2.97	69%



Rainbow Bridge, Donner Summit

Recent Expansion Strategy


Apr '16
Opened LPO
Klamath Falls, OR
Jul '15
Purchased Rabo Bank's
Redding Branch
April '23
Opened Chico Branch
Dec '15
Opened
Reno Branch
Oct '18
Purchased
Mutual of
Omaha Bank's
Carson City
Branch
July '21
Acquired Bank
of Feather
River
Branch
Loan Production Office
Redding
Chico
Yuba City
Reno
Carson City
Sacramento
Eureka
Modoc National Forest
Lassen National Forest
Mendocino National Forest

PLUMAS BANCORP



Lake Tahoe

Challenges

- Growth opportunities
- Leadership succession

PLUMAS BANCORP

Strengths

- Stable Leadership team
- Strong core deposits
- Low cost of funds
- Diversified loan portfolio
- Non-Interest Income streams
- Capital management
- Positioned for opportunity in disrupted environment



Buck in Modoc County, CA

Recent Plumas Bancorp & Plumas Bank Performance Based Awards

PLUMAS BANCORP

❖ Bankers Cup – Recognizing the top 10% of Community Banks

3rd Best Performing Community Bank in the Nation 2022
4th Best Performing Community Bank in the Nation 2021
3rd Best Performing Community Bank in the Nation 2020
2nd Best Performing Community Bank in the Nation 2018-2019
5th Best Performing Community Bank in the Nation 2017

(publicly traded with assets between $500 million and $10 billion)

By Raymond James & Associates

❖ Annual Bank Honor Roll 2022-2023

(publicly traded with assets greater than $500 million)

By Keefe, Bruyette & Woods, Inc.

❖ CB Top 10 – Recognizing the top 10% of Community Banks 2015-2022

(community banks with assets between $1 billion and $5 billion)

By CB Resources, Inc.

❖ 'Super Premier' Performing Bank 2015-2022

By The Findley Reports

❖ Bison Select Financial Institution 2018 – 2022

(publicly traded banks without formal sell-side coverage)

By D.A. Davidson

❖ Sm-All Stars Class of 2019 – 2020 & 2022

(publicly traded on a major exchange with market cap below $2.5 billion)

By Piper Sandler (previously Sandler O'Neill + Partners)

❖ Top 100 Community Banks 2019 & 2022
Top 2% of all Community Banks 2018

(with assets under $3 billion)

By S&P Global Market Intelligence